NOVEMBER 16, 2000

DELAWARE BALANCED FUND

Supplement to Prospectus Dated December 28, 1999

The following replaces the last sentence in the third paragraph under Delaware Balanced Fund in the section of the Prospectus entitled "How we manage the Funds" -- "Our investment strategies."

Each bond in Delaware Balanced Fund's portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and ten years.

The following supplements the section of the Prospectus entitled "How we manage the Funds" -- "The securities we typically invest in."

Please see the Statement of Additional Information for more information on Delaware Balanced Fund's use of options and futures.